________________________________________________________________________________
                                                                               1



DEAR SHAREHOLDERS:

Our report for CIGNA Investment Securities, Inc. (the "Fund") covering the six months ended June 30, 2001 follows.

MARKET SUMMARY

The financial markets overall were marked by increased volatility during the second quarter, highlighted by the Federal Reserve's (Fed's) three additional interest rate cuts and the tightening of fixed income credit spreads early in the quarter, which subsequently widened again in June, especially in the lower credit quality sectors. Corporate bonds, as measured by the Lehman Brothers Corporate Bond Index, produced a return of 1.12% for the quarter. According to Lehman Brothers, the first half of 2001 ranked as the best "annual" excess return period since tracking began in 1989, surpassing the 1991 record.

The high yield bond sector has registered mixed results for the year to date. While high yield continues to be attractive from a valuation perspective, it was accompanied by significant volatility in certain industries, such as technology and telecommunications. For the first half of 2001, the Lehman Brothers High Yield Bond Index returned 3.93%, dropping from a high of over 6% at the end of the first quarter.

The 0.56% total return of the Lehman Brothers Aggregate Bond Index for the second quarter in contrast to the first quarter's return of 3.03%, reflects little progress, as rising long-term interest rates dampened total returns within the bond market.

PERFORMANCE

The Fund outperformed the Lehman Brothers Aggregate Bond Index for the second quarter by 21 basis points, as it posted a net total return of 0.77%, versus the 0.56% return of the Index. The Fund's year-to-date net return stands at 3.99%, exceeding the benchmark return of 3.62% by 37 basis points. The Fund's return, based on the market value of its shares traded on the New York Stock Exchange was 2.32% and 6.55% for the quarter and year-to-date, respectively.

The majority of the Fund's positive performance was attributed to our approximate 20% overweight position in the corporate bond sector. Corporate bonds outperformed other major investment-grade fixed income asset classes on an absolute and duration-adjusted basis for both the second quarter and first half of 2001. The factors contributing to these strong results were primarily related to positive technical trends, including multiple Fed rate cuts, a steeper Treasury curve, investors' appetites for increased risk, and the scarcity of long duration spread product.

During the first half, we were underweighted in mortgage-backed securities
(MBS). Our strategy was based on concerns over the faster pace of mortgage pre-payments, due to increased refinancing. While we believed MBS would outperform U.S. Treasuries, our analysis concluded that corporate bonds offered the most compelling value. The MBS underweight helped fund our corporate position. This strategy worked, as the MBS sector generated one of the lowest duration-adjusted returns among the Lehman Aggregate Index sectors.

Also during the first half, we maintained a relatively conservative allocation of about 6% to the high yield sector in the portfolio. However, our security selection, specifically allocations to Winstar and PSI Net, contributed to a negative high yield return vs. the Index. We still like the valuations on high yield, and, as a result in June, we entered into a total return swap on the Bear Stearns High Yield Index. This trade represents a portfolio position of approximately 0.8%. The swap allows

________________________________________________________________________________
                                                                               2



us to gain exposure to the broad high yield sector, while minimizing security-specific risk.

OUTLOOK

We remain constructive on the corporate bond market, given our positive view of corporate America's credit quality and leverage ratios, as well as our expectations for a pick-up in economic growth. As companies continue to rein in spending for capital expenditures, thereby reducing borrowing needs, we expect leverage ratios to improve. Any deleveraging that does occur, coupled with even a modest increase in economic growth, should begin to improve companies' free cash flow, which, in turn, should enhance credit quality. We believe our portfolio strategy to overweight spread product - primarily corporate bonds - is a sound one for the long-term.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA INVESTMENT SECURITIES, INC.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES                    3
June 30, 2001 (Unaudited)

                                                       PRINCIPAL      VALUE
                                                         (000)        (000)
-------------------------------------------------------------------------------
LONG-TERM BONDS - 96.31%
CONSUMER AND RETAIL - 1.90%
Budget Group, Inc., 9.13%, 2006                              $  500      $  200
Fleming Companies, Inc., 10.63%, 2007                           70          71
Hilfiger (Tommy) USA, Inc., 6.85%, 2008                         80          72
Kroger Company, 7.5%, 2031                                     160         156
Levi Strauss & Co.,
      6.80%, 2003                                              420         372
      11.63%, 2008                                             190         171
Saks, Inc., 7.38%, 2019                                         80          59
Vlasic Foods International, Inc., 10.25%,  2009 (a)          2,010         558
                                                                    -----------
                                                                         1,659
                                                                    -----------
ENTERTAINMENT AND COMMUNICATIONS - 12.44%
AOL Time Warner, Inc., 7.63%, 2031                             180         180
AT&T Canada, Inc., 7.65%, 2006                                 760         755
British Telecommunications PLC,
      8.88% (coupon change based on rating),  2030           1,175       1,275
Charter Communication Holding, 10.75%, 2009                    430         446
Citizens Communications Company, 9.25%, 2011                   650         673
Clear Channel Communication,  7.88%,  2005                     640         670
ITT Corp., 7.40%, 2025                                         425         373
Jones Intercable, Inc., 7.63%, 2008                            195         200
Lenfest Communications, Inc., 8.25%, 2008                      985       1,025
Lucent Technologies, Inc., 6.45%, 2029                         180         103
Spectrasite Holdings, Inc.,
      Step Coupon (0% to 3/15/05),  2010                       150          63
Sprint Capital Corp., 7.63%,  2028                             620         613
Sun Microsystems Inc., 7.50%, 2006                             465         482
Tele Communications, Inc., 9.8%,  2012                         445         530
Telewest Communications, PLC,
      Step Coupon (0% to 4/15/04), 2009                        140          67
      Step Coupon (0% to 2/1/05), 2010                         285         135
Time Warner, Inc., 9.13%, 2013                                 750         859
Voicestream Wireless Corp.,
      Step Coupon (0% to 11/15/04), 2009                       910         748
Winstar Communications, Inc.,
      Step Coupon (0% to 4/15/00), 2010 (a)                  1,225           6
      12.75%, 2010 (a)                                         340           3


                                                         PRINCIPAL      VALUE
                                                           (000)        (000)
-------------------------------------------------------------------------------
ENTERTAINMENT AND COMMUNICATIONS (CONTINUED)
Worldcom, Inc.,
      7.50%, 2011                                        $   1,350   $   1,314
      8.25%, 2031                                              380         371
                                                                    -----------
                                                                       10,891
                                                                    -----------
FINANCIAL - 18.17%
American General Capital Corp., 8.13%, 2046
      (144A security acquired Jan. 2001 for $445) (b)          450         479
Bank of America, 7.8%, 2010                                    225         239
BSCH Issuances Ltd.,  7.63%, 2010                              420         436
Financial (continued)
Citigroup, Inc.,
    5.75%, 2006                                                320         317
    7.25%, 2010                                                320         332
Credit Suisse First Boston Commercial Mortgage,
    5.94%, 2034                                                505         504
    6.72%, 2035                                                297         300
First Union-Lehman Brothers Commercial Mortgage,
    6.79%, 2012                                                270         271
    6.60%, 2029                                                634         647
    7.30%, 2029                                                542         566
Ford Motor Credit Co.,  6.88%, 2006                          2,345       2,390
General Motors Acceptance Corp., 6.75%, 2006                   630         642
Global Crossing Holdings Limited, 8.70%, 2007
    (144A security acquired Jan.-Feb. 2001 for
    $436) (b)                                                  225         171
Goldman Sachs Group, Inc., 6.88%, 2011                         435         434
Hanvit Bank, 12.75%, 2010
    (144A security acquired Jan.-Feb. 2001 for
    $436) (b)                                                  200         215
Household Finance Corp., 6.75%, 2011                           530         523
ING Capital Funding Trust, 8.44% 2010                          980       1,040
Korea Development Bank, 7.63%, 2002 (144A
    security acquired Aug. 2000 for $468) (b)                  470         484
Morgan (J.P.) Chase, 6.75%, 2011                               560         561
Morgan Stanley, Dean Witter, Discover & Co.,
    6.10%,  2006                                               610         609
Middletown Trust, 11.75%, 2010                                 848         856
Old Kent Bank, 7.75%, 2010                                     380         399
Pemex Project Funding Master Trust, 9.13%, 2010
    (144A security acquired June 2001 for $402) (b)            385         404


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES                    4
June 30, 2001 (Unaudited) (Continued)

                                                         PRINCIPAL    VALUE
                                                           (000)       (000)
----------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Sanwa Bank Limited N Y, 7.40%, 2011                       $    730      $  708
Shinhan Bank, 7.25%, 2002                                    1,325       1,345
Takefuji  Corp., 9.20%, 2011 (144A security
    acquired April & May 2001 for $600)(b)                     510         526
TPSA Financial BV, 7.75%, 2008
    (144A security acquired May 2001 for $512) (b)             520         509
                                                                   ------------
                                                                        15,907
                                                                   ------------
FOREIGN GOVERNMENT - 2.25%
Poland (Government of),
    Step Coupon (4.25% to 10/01/01), 2024                      445         339
Quebec (Province of Canada),
    5.50%, 2006                                                475         468
    7.50%, 2023                                                635         675
Russian Federation,
    Step Coupon (5.00% to 3/31/07), 2030                       400         189
United Mexican States, 10.38%, 2009                            270         302
                                                                   ------------
                                                                         1,973
                                                                   ------------
INDUSTRIAL - 5.17%
Apple Computer, Inc.,  6.50%, 2004                            180       176
Georgia Pacific Corp.,
      7.38%, 2025                                             295       251
      8.88%, 2031                                             490       490
Kaiser Aluminum & Chemical Corp., 12.75%, 2003                320       290
Lockheed Martin Corp.,
      8.2%, 2009                                              610       657
      8.5%, 2029                                              710       788
Lukens, Inc., 7.63%,  2004                                    590       148
National Steel Corp., 9.88%, 2009                             290       113
Raytheon Co., 8.20%, 2006                                     615       645
Reliance Industries Ltd., 10.25%, 2097 (144A                  250       207
      security acquired Jan. 2001 for $211) (b)
TFM  SA DE CV, Step Coupon (0% to 6/15/02), 2009              575       495
USX Marathon Group, 8.13%, 2023                               255       270
                                                                   ---------
                                                                      4,530
                                                                   ---------
OIL & Gas - 2.23%
Coastal Corp.,  7.50%,  2006                                  420       433
Conoco, Inc., 6.95%, 2029                                     110       106


                                                       PRINCIPAL      VALUE
                                                         (000)        (000)
-------------------------------------------------------------------------------
OIL & GAS
Occidental Petroleum Corp.
      7.65%, 2006                                         $   480   $   507
      9.25%, 2019                                             370       430
Williams Companies, Inc., 7.50%, 2031                         510       475
      (144A security acquired May 2001 for $493) (b)               ---------
                                                                      1,951
                                                                   ---------

SERVICES - 0.41%
Laidlaw, Inc., 7.88%, 2005 (a)                                690       328
PSI Net, Inc., 11.00%, 2009 (a)                               560        35
                                                                   ---------
                                                                        363
                                                                   ---------
STRUCTURED SECURITIES - 7.77%
American Express Credit, Ser. 1999-1A, 5.60%, 2006            900       910
Beaver Valley II Funding Corp., 8.63%, 2007                   820       849
Comm 1999-1, A1, 6.15%, 2032                                  630       634
IMC Home Equity Loan, 6.65%, 2029                             834       843
Iroquois Trust, 6.75%, 2007
      (144A security acquired March 1998 for $235) (b)        232       235
Nomura Asset Securities Corp., 7.03%, 2030                    325       326
Qwest Capital Funding, Inc.,
      7.75%, 2006
      (144A security acquired Aug. 2000 for $544) (b)         545       571
      7.90%, 2010                                             440       453
Residential Funding Mortgage, Ser. 1996, 7.75%, 2026          635       649
Solomon Brothers Mortgage Securities VII,
      6.34%, 2033                                             525       526
Unicredito Italiano Capital Trust, 9.20%, 2010
      (144A security acquired May & June 2001 for
      $814) (b)                                               745       806
                                                                   ---------
                                                                      6,802
                                                                   ---------
TRANSPORTATION - 3.63%
American Airlines, 6.82%, 2011                                 540         544
Burlington Northern Santa Fe, 8.13%, 2020                      330         350
Delta Air Lines, Inc.,
    9.45%, 2006                                                822         854
    10.14%, 2012                                             1,000       1,040
Northwest Airlines, Inc., 8.88%, 2006                          190         188


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.  INVESTMENTS IN SECURITIES                   5
June 30, 2001 (Unaudited) (Continued)

                                                        PRINCIPAL     VALUE
                                                          (000)       (000)
------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)
Systems 2001 Asset Trust LLC, 7.16%, 2011
    (144A security acquired June 2001 for $200) (b)        $    200    $   199
                                                                   ------------
                                                                         3,175
                                                                   ------------

UTILITIES - 2.33%
Cleveland Electric Illuminating Co.,7.67%, 2004                 55          57
Empressa Nacional De Electric,  8.13%, 2097                    495         376
Korea Electric Power Corp., 6.38%, 2003                        400         403
Niagara Mohawk Power Co.,
    7.38%, 2003                                                150         154
    7.63%, 2005                                                378         391
Pacific Gas & Electric, 10.38%, 2011
    (144A security acquired May 2001 for $188) (b)             190         190
Progress Energy, Inc., 7.10%, 2011                             460         465
                                                                   ------------
                                                                         2,036
                                                                   ------------

U.S. GOVERNMENT & AGENCIES - 40.01%
Freddie Mac,
    6.75%, 2029                                                570         582
    8.00%, 2030 (30yr, Gold)                                   435         449
    TBA's
    6.00%, 2016                                              2,100       2,070
    6.50%, 2016                                              2,500       2,504
Fannie Mae
    7.00%, 2015                                              1,217       1,237
    8.00%, 2030                                                884         913
    8.00%, 2030                                              1,129       1,167
    7.00%, 2031                                                410         412
    7.00%, 2031                                              2,028       2,037
    7.00%, 2031                                                435         437
    7.00%, 2031                                              1,498       1,505
    8.00%, 2031                                                603         623
    8.00%, 2031                                                800         826
    TBA's
    6.00%, 2016                                              1,625       1,601
    6.00%, 2031                                                875         838
    6.50%, 2016                                              3,875       3,877
    6.50%, 2031                                              6,500       6,396
    7.00%, 2031                                                150         150


                                                        PRINCIPAL     VALUE
                                                          (000)       (000)
------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Ginnie Mae, TBA -  6.0%, 2031                            $   1,925  $   1,859
U.S. Treasury Bond, 8.75%, 2017                              1,435      1,862
U.S. Treasury Notes,
      7.88%,    2004                                         3,230      3,538
      6.00%,    2009                                           140        147
                                                                    ----------
                                                                       35,030
                                                                    ----------
TOTAL LONG-TERM BONDS
      (Cost - $85,523)                                                 84,317
                                                                    ----------

                                                        NUMBER OF
                                                          SHARES
                                                       -------------
PREFERRED STOCK - 2.03%
California Federal Cap Corp., 9.13%                         22,115        559
Centaur Funding Corp., 9.08%
      (144A security acquired Jan. 2001 for $462) (b)      445,000        476
Citigroup, Inc., 2.93%                                      12,700        556
Fuji JGB Investments LLC, Step Coupon (9.87% to 6/30/08)
      (144A security acquired May 2001 for $150) (b)         2,000        190
                                                                    ----------
TOTAL PREFERRED STOCK
      (Cost  - $1,588)                                                  1,781
                                                                    ----------

                                                        PRINCIPAL
                                                          (000)
                                                       ------------
SHORT-TERM OBLIGATIONS - 22.35%
COMMERCIAL PAPER - 22.18%
Freddie Mac, 3.94%, 2001                                    $   19     19,420
U.S. GOVERNMENT - 0.17%
U.S. Treasury Bills,
      4.68%, 08/02/2001 (c)                                    100        100
      3.55%, 11/08/2001 (c)                                     50         49
                                                                    ----------
TOTAL SHORT-TERM OBLIGATIONS
      (Cost - $19,569)                                                 19,569
                                                                    ----------
TOTAL INVESTMENTS IN SECURITIES - 120.70%
      (Total Cost - $106,680)                                         105,667
Liabilities in excess of other assets - (20.7%)                       (18,137)
                                                                    ----------
NET ASSETS - 100.0%                                                   $87,530
                                                                    ==========


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.  INVESTMENTS IN SECURITIES                   6
June 30, 2001 (Unaudited) (Continued)





(a)   Indicates defaulted security
(b) Indicates restricted security; the aggregate value of restricted securities is $6,137,471 (aggregate cost $6,128,038), which is approximately 7% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
(c) Pledged as collateral for financial futures contracts. At June 30, 2001, the Fund was long 25 2-year U.S. Treasury Notes and 31 30-year U.S. Treasury Bond futures contracts, and was short 52 5-year and 66 10-year U.S. Treasury Note futures contracts, all expiring in September 2001. Net unrealized gains amounted to $18,797. Underlying face values of the long and short positions were $8,214,125 and ($12,167,625), respectively, and underlying market values were $8,238,203 and ($12,172,906), respectively.
(d) At June 30, 2001, the net unrealized depreciation of investments based on cost for federal income tax purposes of $160,763,253 was as follows:

      Aggregate gross unrealized appreciation for all
      investments in which there was an excess of
      value over tax cos                                             $  786,081

      Aggregate gross unrealized depreciation for all
      investments in which there was an excess of tax
      cost over value                                                (1,882,470)
                                                          ----------------------
      Unrealized depreciation - net                                 $ 1,096,389
                                                          ======================

(e) TBA (to be announced) refers to government sponsored enterprises' pools that are bought and sold for future settlement.


    -------------------------------------------------------------------
    QUALITY RATINGS* OF BONDS (UNAUDITED)
    June 30, 2001
                                                            % OF
                                               VALUE       LONG-TERM
                                               (000)        BONDS
    -------------------------------------------------------------------
    Aaa/AAA                                   $ 37,015            43.9%
    Aa/AA                                        3,806             4.5
    A/A                                         11,319            13.4
    Baa/BBB                                     21,004            24.9
    Ba/BB                                        3,928             4.7
    B/B                                          1,469             1.7
    Below B                                      1,678             2.0
    Not Rated                                    4,098             4.9
                                             ---------- ----------------
                                              $ 84,317           100.0%
                                             ==========================

    *The higher of Moody's or Standard & Poor's Ratings.
    ----------------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.                                              7



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
(IN THOUSANDS)

ASSETS:
Investments in securities at value              $ 105,667
Receivable for investments sold                     9,678
Interest receivable                                 1,138
Investment for Directors' deferred
    compensation plan                                 175
Futures variation margin receivable                    20
                                              ------------
      TOTAL ASSETS                                116,678
                                              ------------
LIABILITIES:
Payable for investments purchased                  28,855
Deferred Directors' fees payable                      175
Advisory fees payable                                  40
Custodian fees payable                                 20
Swap payable                                            3
Other accrued expenses (including $25
    due to affiliate)                                  45
Other liabilities                                      10
                                              ------------
      TOTAL LIABILITIES                            29,148
                                              ------------

NET ASSETS (equivalent to $18.27 per share
    based on 4,792,215 shares outstanding;
    12,000,000 shares of $0.10 par value
    authorized)                                  $ 87,530
                                              ============

COMPONENTS OF NET ASSETS:
Paid-in capital                                  $ 89,856
Undistributed net investment income                   101
Accumulated net realized loss                      (1,431)
Unrealized depreciation of investments               (996)
                                              ------------
NET ASSETS                                       $ 87,530
                                              ============
COST OF INVESTMENTS                             $ 106,680
                                              ============


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
(IN THOUSANDS)

INVESTMENT INCOME:

INCOME:
    Interest                                              $ 2,965
    Dividend income                                            42
                                                       -----------
                                                            3,007
EXPENSES:
    Investment advisory fees                                  231
    Custodian fees                                             41
    Transfer agent fees                                        38
    Administrative services                                    25
    Auditing and legal fees                                    18
    Directors' fees                                            10
    State taxes                                                11
    Shareholder reports                                        25
    Other                                                      10
                                                       -----------
    Total expenses                                            409
                                                       -----------
NET INVESTMENT INCOME                                       2,598
                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS:
    Net realized gain from investments                      2,659
    Net realized gain from futures contracts                  104
    Net unrealized depreciation of investments             (1,851)
    Net unrealized appreciation from futures contracts         58
    Net unrealized depreciation from swap contracts            (3)
    Net unrealized depreciation of forward
      currency contracts                                     (140)
                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS                                               827
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $ 3,425
                                                       ===========


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.                                              8



STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)


                                                      FOR THE SIX      FOR THE YEAR
                                                     MONTHS ENDED         ENDED
                                                     JUNE 30, 2001       DECEMBER 31,
                                                      (UNAUDITED)          2000
                                                    ----------------   -------------
OPERATIONS:
Net investment income                                     $   2,598        $  5,602
Net realized gain from investments                            2,659          (1,677)
Net realized gain from futures contracts                        104            (154)
Net unrealized appreciation (depreciation) of
     investments                                             (1,851)          3,436
Net unrealized appreciation (depreciation) from
     futures contracts                                           58             (39)
Net unrealized depreciation from swap contracts                  (3)              -
Net unrealized appreciation (depreciation) of
    forward currency contracts                                 (140)            140
                                                    ----------------   -------------
Net increase in net assets from operations                    3,425           7,308
                                                    ----------------   -------------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income                                   (2,684)         (5,749)
                                                    ----------------   -------------
Total dividends and distributions                            (2,684)         (5,749)
                                                    ----------------   -------------
NET INCREASE IN NET ASSETS
                                                                741           1,559
NET ASSETS:
Beginning of period                                          86,789          85,230
                                                    ----------------   -------------
End of period *                                          $   87,530        $ 86,789
                                                    ================   =============
* Includes undistributed net
    investment income of:                                  $    101         $   139
                                                    ================   =============



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.                                              9

FINANCIAL HIGHLIGHTS

                                              FOR THE SIX
                                              MONTHS ENDED
                                             JUNE 30, 2001                   FOR THE YEAR ENDED DECEMBER 31,
                                              (UNAUDITED)         2000        1999       1998        1997         1996
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD             $    18.11      $ 17.79    $ 19.24    $ 19.16     $ 18.75       $ 19.50
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                              0.52         1.15       1.18       1.18        1.22          1.27
Net realized and unrealized gain (loss) on
     investments                                       0.20         0.37      (1.42)      0.16        0.43         (0.73)
                                                    ---------    ---------  ----------  ----------  --------      --------
TOTAL FROM INVESTMENT OPERATIONS                       0.72         1.52      (0.24)      1.34        1.65          0.54
                                                    ---------    ---------  ----------  ----------  --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                  (0.56)       (1.20)     (1.18)     (1.20)      (1.24)        (1.29)
From capital gains                                      -            -        (0.03)     (0.06)        -              -
                                                    ---------   --------   ----------  ----------  --------      ---------
TOTAL DIVIDENDS AND DISTRIBUTIONS                     (0.56)       (1.20)     (1.21)     (1.26)      (1.24)        (1.29)
                                                    ---------   --------   ----------  ----------  --------      ---------
NET ASSET VALUE, END OF PERIOD                   $    18.27      $ 18.11    $ 17.79    $ 19.24     $ 19.16       $ 18.75
MARKET VALUE, END OF PERIOD                      $    16.55      $ 16.06    $ 14.19    $ 17.31     $ 17.38       $ 16.13
                                                  ===========   =========  =========   ==========  ========      =========
Total Investment Return:
Per share market value                                6.55% (c)   22.33%     (11.41)%    6.95%      16.08%         0.28%
Per share net asset value (b)                         3.99% (c)    8.92%      (1.23)%    7.22%       9.16%         3.01%
Ratios to Average Net Assets
Expenses                                              0.93% (d)    0.94%       0.91%     0.92%       0.99%         0.91%
Net investment income                                 5.93% (d)    6.58%       6.36%     6.14%       6.49%         6.80%
PORTFOLIO TURNOVER                                     215% (c)     319%        110%       81%         80%           89%
NET ASSETS, END OF PERIOD (000 OMITTED)          $  87,530     $ 86,789     $85,230   $92,202     $91,825      $ 89,865


(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Not annualized.
(d) Annualized.

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS               10
(Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Investment Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's objective is to generate income and obtain capital appreciation by investing, under normal market conditions, at least 65% of its total assets in investment grade debt securities and preferred stocks. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Prices are taken from the primary market in which the security trades. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Directors.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

Effective January 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and now amortizes premium and discount on all debt securities. The cumulative effect of this accounting change did not have an impact on total net assets for the Fund but resulted in a reclassification between cost of securities held, net investment income, net realized gains and losses and net unrealized appreciation/depreciation. Prior to the change, the Fund did not amortize premiums or discounts for book purposes, except for original issue discounts, which were accreted over the life of the respective securities.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and distributed quarterly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a re-classification to paid in capital may be required.

E. FOREIGN CURRENCY TRANSLATIONS - Foreign currency transactions from foreign investment

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS              11
(Unaudited) (Continued)

activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange; and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains (losses) from foreign currency-related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

F. FUTURES CONTRACTS - The Fund may purchase financial futures contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

G. FORWARD CURRENCY TRANSACTIONS - The Fund is authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Due to market fluctuations the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

H. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS - The Fund may enter into firm commitment agreements ("TBA" or "when-issued" purchases) for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can take place a month or more after the transaction date, they are subject to market fluctuations. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

I. SWAP AGREEMENTS - The Fund may enter into swap agreements for investment, hedging and risk management purposes. For example, the Fund may enter into swap agreements to preserve a return on a particular investment or a portion

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS              12
(Unaudited) (Continued)


of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive - e.g., an exchange of floating rate payments for fixed rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

On June 20, 2001, the Fund entered into a swap agreement with Bear Stearns for a notional amount of $790,000. The terms of the agreement require the Fund to pay the LIBOR Rate (which is set monthly) plus 80 basis points and receive the monthly total return on the Bear Stearns High Yield Index, both based on the notional amount. The Fund records the net daily amount receivable/payable in an unrealized gain or loss account. The net receivable/payable is settled in cash monthly and recorded as capital gain or loss. The contract terminates on December 31, 2001.

J. MORTGAGE DOLLAR ROLLS - The Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund accounts for such dollar rolls as financings. The compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at cash renewal without physical delivery of the securities. The Fund engages in dollar rolls for the purpose of enhancing the Fund's yield.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.40% thereafter. TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

The Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2001, the Fund paid or accrued $25,135.

3. DIRECTORS' FEES. Directors' fees represent remuneration paid or accrued to directors who are not employees of CIGNA Corporation or any of its affiliates. Directors may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities for the six months ended June 30, 2001 were as follows (excluding short-term obligations):

                                       COST OF              PROCEEDS FROM
                                     SECURITIES              SECURITIES
                                      PURCHASED                 SOLD
                                ----------------------  ----------------------
Bonds                                    $ 90,887,354            $ 92,005,373
U.S. Government Obligations                96,693,563              93,068,360
                                ----------------------  ----------------------
                                         $187,580,917           $ 185,073,733
                                ======================  ======================

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.

DIRECTORS                                                                             OFFICERS
                                           Thomas C. Jones
Hugh R. Beath                              PRESIDENT, CIGNA RETIREMENT & Investment   Richard H. Forde
ADVISORY DIRECTOR                          SERVICES AND CHAIRMAN OF THE BOARD,        CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           TIMESSQUARE CAPITAL MANAGEMENT, INC.       AND PRESIDENT


Richard H. Forde                           Paul J. McDonald
MANAGING DIRECTOR                          SPECIAL ADVISOR TO THE BOARD OF            Alfred A. Bingham III
TIMESSQUARE CAPITAL MANAGEMENT, INC.       DIRECTORS, FRIENDLY ICE CREAM CORPORATION  VICE PRESIDENT AND TREASURER


Russell H. Jones
VICE PRESIDENT AND TREASURER                                                          Jeffrey S. Winer
KAMAN CORPORATION                                                                     VICE PRESIDENT AND SECRETARY

________________________________________________________________________________
MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

The Annual Meeting of the Shareholders of CIGNA Investment Securities, Inc. (the "Fund") was held on Monday, April 23, 2001 at 11:30 a.m., Eastern Time.

Five Directors were elected by a vote of shareholders to serve as members of the Board of the Fund until the next Annual Meeting of Shareholders or until the election and qualification of their successors. Shareholders of the Fund voted to elect the following Directors:

                                         FOR                   VOTE WITHHELD
                                         ---                   -------------

HUGH R. BEATH                       3,934,485.644               50,684.421
RICHARD H. FORDE                    3,943,645.328               41,524.737
RUSSELL H. JONES                    3,942,596.178               42,573.887
THOMAS C. JONES                     3,943,163.286               42,006.779
PAUL J. MCDONALD                    3,941,273.461               43,896.604

The appointment of PricewaterhouseCoopers LLP to serve as independent accountants for the fiscal year ending December 31, 2001 was ratified by a vote of shareholders of the Fund as follows:

   FOR                            AGAINST                           ABSTAIN
   ---                            -------                           -------

3,937,049.746                   16,995.554                        31,124.765

There were no broker non-votes with respect to the matters submitted to a vote of shareholders of the Fund.

No other business was transacted at the meeting.

________________________________________________________________________________
CIGNA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06104.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact State Street Bank, Stock Transfer Department, P.O. Box 8200, Boston, MA 02266-8200, or call 1-800-426-5523.
________________________________________________________________________________

[CIGNA TREE LOGO GRAPHIC APPEARS HERE/R/]
 CIGNA

CIGNA Investment Securities, Inc.       [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
P.O. Box 13856
Philadelphia, PA 19101

                                                                CIGNA INVESTMENT
                                                                SECURITIES, INC.

--------------------                    ________________________________________
PRESORTED STANDARD
    U.S. POSTAGE                                               SEMIANNUAL REPORT
       PAID                                                        JUNE 30, 2001
 SO. HACKENSACK, NJ
    PERMIT 750
--------------------




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